Commitments and Contingencies	12 Months Ended
Dec. 31, 2018
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

16 Commitments and Contingencies

Lease Commitments

At December 31, 2018 and 2017, there were no material capital lease obligations. Long-term operating lease commitments totaled $156 million as of December 31, 2018 (2017: $132 million). The long-term operating leases are mainly related to the rental of buildings and tools. These leases expire at various dates during the next 30 years. Future minimum lease payments under operating leases are as follows:

2019	43
2020	35
2021	24
2022	13
2023	11
Thereafter	30
Total future minimum leases payments	156

Rent expense amounted to $57 million in 2018 (2017: $63 million; 2016: $68 million).

Purchase Commitments

The Company maintains purchase commitments with certain suppliers, primarily for raw materials, semi-finished goods and manufacturing services and for some non-production items. Purchase commitments for inventory materials are generally restricted to a forecasted time-horizon as mutually agreed upon between the parties. This forecasted time-horizon can vary for different suppliers. As of December 31, 2018, the Company had purchase commitments of $333 million, which are due through 2032.

Litigation

We are regularly involved as plaintiffs or defendants in claims and litigation relating to a variety of matters such as contractual disputes, personal injury claims, employee grievances and intellectual property litigation. In addition, our acquisitions, divestments and financial transactions sometimes result in, or are followed by, claims or litigation. Some of these claims may possibly be recovered from insurance reimbursements. Although the ultimate disposition of asserted claims cannot be predicted with certainty, it is our belief that the outcome of any such claims, either individually or on a combined basis, will not have a material adverse effect on our consolidated financial position. However, such outcomes may be material to our Consolidated Statement of Operations for a particular period. The Company records an accrual for any claim that arises whenever it considers that it is probable that it is exposed to a loss contingency and the amount of the loss contingency can be reasonably estimated. Legal fees are expensed when incurred.

Based on the most current information available to it and based on its best estimate, the Company also reevaluates at least on a quarterly basis the claims that have arisen to determine whether any new accruals need to be made or whether any accruals made need to be adjusted. Based on the procedures described above, the Company has an aggregate amount of $123 million accrued for potential and current legal proceedings pending as of December 31, 2018, compared to $104 million accrued (without reduction for any related insurance reimbursements) at December 31, 2017. The accruals are included in “Accrued liabilities” and “Other non-current liabilities”. As of December 31, 2018, the Company’s balance related to insurance reimbursements was $65 million (2017: $61 million) and is included in “Other current assets” and “Other non-current assets”.

The Company also estimates the aggregate range of reasonably possible losses in excess of the amount accrued based on currently available information for those cases for which such estimate can be made. The estimated aggregate range requires significant judgment, given the varying stages of the proceedings (including the fact that many of them are currently in preliminary stages), the existence of multiple defendants (including the Company) in such claims whose share of liability has yet to be determined, the numerous yet-unresolved issues in many of the claims, and the attendant uncertainty of the various potential outcomes of such claims. Accordingly, the Company’s estimate will change from time to time, and actual losses may be more than the current estimate. As at December 31, 2018, the Company believes that for all litigation pending its potential aggregate exposure to loss in excess of the amount accrued (without reduction for any amounts that may possibly be recovered under insurance programs) could range between $0 and $289 million. Based upon our past experience with these matters, the Company would expect to receive insurance reimbursement on certain of these claims that would offset the potential maximum exposure of up to $205 million.

In addition, the Company is currently assisting Motorola in the defense of personal injury lawsuits due to indemnity obligations included in the agreement that separated Freescale from Motorola in 2004. The Company is also defending a suit related to semiconductor operations that occurred prior to NXP’s separation from Philips. The multi-plaintiff Motorola lawsuits are pending in Cook County, Illinois, and the legacy NXP suit is pending in Santa Fe, New Mexico. These claims allege a link between working in semiconductor manufacturing clean room facilities and birth defects in 45 individuals. The Motorola suits allege exposures between 1965 and 2006. Each claim seeks an unspecified amount of damages for the alleged injuries; however, legal counsel representing the plaintiffs has indicated they will seek substantial compensatory and punitive damages from Motorola for the entire inventory of claims which, if proven and recovered, the Company considers to be material. In the Motorola suits, a portion of any indemnity due to Motorola will be reimbursed to NXP if Motorola receives an indemnification payment from its insurance coverage. Motorola has potential insurance coverage for many of the years indicated above, but with differing types and levels of coverage, self-insurance retention amounts and deductibles. We are in discussions with Motorola and their insurers regarding the availability of applicable insurance coverage for each of the individual cases. Motorola and NXP have denied liability for these alleged injuries based on numerous defenses.

Environmental remediation

In each jurisdiction in which we operate, we are subject to many environmental, health and safety laws and regulations that govern, among other things, emissions of pollutants into the air, wastewater discharges, the use and handling of hazardous substances, waste disposal, the investigation and remediation of soil and ground water contamination and the health and safety of our employees. We are also required to obtain environmental permits from governmental authorities for certain of our operations.

As with other companies engaged in similar activities or that own or operate real property, the Company faces inherent risks of environmental liability at our current and historical manufacturing facilities. Certain environmental laws impose liability on current or previous owners or operators of real property for the cost of removal or remediation of hazardous substances. Certain of these laws also assess liability on persons who arrange for hazardous substances to be sent to disposal or treatment facilities when such facilities are found to be contaminated.

Soil and groundwater contamination has been identified at our properties in Nijmegen, the Netherlands and near Phoenix, Arizona, United States. The remediation processes at these locations are expected to continue for many years.

As of December 31, 2018, we have recorded $88 million for environmental remediation costs, which are primarily included in other non-current liabilities in the accompanying Consolidated Balance Sheet. This amount represents the undiscounted future cash flows of our estimated share of costs incurred in environmental cleanup sites without considering recovery of costs from any other party or insurer, since in most cases potentially responsible parties other than us may exist and be held responsible.